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                                                                     Exhibit 4.2

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          COMMON STOCK                                                                                        COMMON STOCK
                                                      [TEXAS ROADHOUSE LOGO]

            [GRAPHIC]                                                                                          [GRAPHIC]
             NUMBER                                                                                              SHARES
              TXRH

THIS CERTIFICATE IS TRANSFERABLE                       TEXAS ROADHOUSE, INC.                     SEE REVERSE FOR CERTAIN DEFINITIONS
IN THE CITY OF NEW YORK OR IN
CLEVELAND, OHIO                         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE               CUSIP 882681 10 9


     --------------------------------------------------------------------------------------------------------------------------
     THIS CERTIFIES THAT




     is the record holder of
     --------------------------------------------------------------------------------------------------------------------------
                         FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.001 PAR VALUE, OF

     ------------------------------------------------- TEXAS ROADHOUSE, INC. --------------------------------------------------

     transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     DATED:

                /s/ Sheila C. Brown                    [TEXAS ROADHOUSE, INC.                           /s/ Gerard J. Hart
                                                         CORPORATE SEAL 2004
                CORPORATE SECRETARY                           DELAWARE]                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

     Countersigned and Registered:
                          NATIONAL CITY BANK
                            (CLEVELAND, OHIO)
     By                                   Transfer Agent and Registrar

                                             Authorized Signature
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                                                        TEXAS ROADHOUSE, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the
Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS
A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                         UNIF GIFT MIN ACT-                      Custodian
                                                                              ---------------------          -----------------------
     TEN ENT - as tenants by the entireties                                           (Cust)                        (Minor)
                                                                               under Uniform Gifts to Minors
     JT TEN  - as joint tenants with right of
               survivorship and not as tenants                                 Act
               in common                                                          --------------------------------------------------
                                                                                                     (State)

                                                            UNIF TRF MIN ACT-                       Custodian (until age ___)
                                                                              ---------------------
                                                                                      (Cust)

                                                                                                    under Uniform Transfers
                                                                              ---------------------
                                                                                      (Minor)

                                                                                to Minors Act
                                                                                             ---------------------------------------
                                                                                                             (State)

                              Additional abbreviations may also be used though not in the above list.

                       For value received, ____________________________ hereby sell, assign and transfer unto

       PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
     ------------------------------------------

     ------------------------------------------


     -------------------------------------------------------------------------------------------------------------------------------
                                 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

     -------------------------------------------------------------------------------------------------------------------------------


     -------------------------------------------------------------------------------------------------------------------------------


     -------------------------------------------------------------------------------------------------------------------------------


     of the Class A common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                             Attorney to
     --------------------------------------------------------------------------------------------------------
     transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

     Dated
          ------------------------

                                                                      X
                                                                      -------------------------------------------------------------
                                                                      NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                                                                      WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                                                                      IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR
                                                                      ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
  ------------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.
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